                                                                    Exhibit 99.1

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

                          COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

                                TABLE OF CONTENTS

Independent Accountant's Report                                                1

Financial Statements:
   Combined Balance Sheets                                                   2-3
   Combined Statements of Income                                               4
   Combined Schedules of Selling and Administrative Expenses                   5
   Combined Statements At Retained Earnings                                    6
   Combined Statements of Cash Flows                                           7
   Notes to the Financial Statements                                        8-15

Supplementary Information:
   Independent Auditor's Report On Supplementary Information                  16
   Combined 2006 Balance Sheets                                            17-18
   Combined 2006 Statements of Income and Retained Earnings                   19
   Combined 2006 Schedules of Selling and Administrative Expenses             20
   Combined 2005 Balance Sheets                                            21-22
   Combined 2005 Statements of Income and Retained Earnings                   23
   Combined 2005 Schedules of Selling and Administrative Expenses             24

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                         INDEPENDENT ACCOUNTANT'S REPORT

To the Stockholders and Board of Directors
Instant Technologies, Inc. and Affiliates
Norfolk, Virginia

     We have audited the accompanying combined balance sheets of Instant Technologies, Inc. and Affiliates (hereafter referred to as "the Companies") as of December 31, 2006 and 2005, and the related combined statements of income, selling and administrative expenses, retained earnings and members' equity and cash flows for the years then ended. Those combined financial statements are the responsibility of the companies management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ COLBY & COMPANY, PLC
-------------------------------------
COLBY & COMPANY, PLC
Chesapeake, Virginia

March 1, 2007

  2121 Old Greenbrier Road, Chesapeake, VA 23320, (757) 523-2700, FAX 523-0536

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

                             COMBINED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                     ASSETS

                                                        2006         2005
                                                    -----------   ----------
CURRENT ASSETS:
   Cash                                             $   302,416   $  142,317
   Accounts receivable:
      Trade, less allowance for doubtful accounts
         of $39,751 at 2006 and $34,754 at 2005       2,461,632    1,754,605
      Employee                                          101,696        2,000
      Business taxes                                     23,066           --
   Prepaid expenses                                      23,722       37,760
   Inventory                                          5,839,445    2,436,352
                                                    -----------   ----------
         Total current assets                       $ 8,751,977   $4,373,034
                                                    -----------   ----------
PROPERTY AND EQUIPMENT:
   Buildings                                        $ 1,268,816   $  849,255
   Vehicles                                              56,476       29,110
   Land                                                 457,378      314,703
   Leasehold improvements                               201,770      159,450
   Office furniture and equipment                       244,565      226,878
                                                    -----------   ----------
      Total                                         $ 2,229,005   $1,579,396
   Less - accumulated depreciation                      197,908      124,001
                                                    -----------   ----------
      Property and equipment - net                  $ 2,031,097   $1,455,395
                                                    -----------   ----------
OTHER ASSETS:
   Deposits                                         $     2,100   $    2,500
   Goodwill                                              68,648           --
   Acquisition intangibles, net of accumulated
      amortization of $17,410 at 2006                   199,561           --
   Organizational costs, net of amortization                547          690
                                                    -----------   ----------
      Total other assets                            $   270,856   $    3,190
                                                    -----------   ----------
      TOTAL ASSETS                                  $11,053,930   $5,831,619
                                                    ===========   ==========

See notes to the financial statements.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                LIABILITIES AND STOCKHOLDERS' AND MEMBERS' EQUITY

                                                         2006         2005
                                                     -----------   ----------
CURRENT LIABILITIES:
   Notes payable:
      Demand                                         $ 2,106,000   $  208,161
      Current portion of long-term debt                1,119,787       10,367
   Accounts payable:
      Bank overdraft                                          --      108,000
      Trade                                            2,981,124      797,976
   Accrued expenses                                      354,270      252,623
   Accrued profit sharing                                     --      111,500
                                                     -----------   ----------
      Total current liabilities                      $ 6,561,181   $1,488,627
                                                     -----------   ----------
OTHER LIABILITIES - Security deposit                 $        --   $   10,000
                                                     -----------   ----------
LONG-TERM DEBT;
   Notes payable:
      Term note                                      $ 6,368,309   $  998,716
      Shareholder notes payable                           75,000           --
                                                     -----------   ----------
   Notes payable                                     $ 6,443,309   $  998,716
   Less - current portion above                        1,119,787       10,367
                                                     -----------   ----------
      Net long-term debt                             $ 5,323,522   $  988,349
                                                     -----------   ----------
      Total liabilities                              $11,884,703   $2,486,976
                                                     -----------   ----------
STOCKHOLDERS' AND MEMBERS' EQUITY (DEFICIT):
   Common stock 7,000 and 2,000 shares authorized,
      1,100 and 1,000 shares issued and
      outstanding at December 31, 2006 and 2005      $     8,600   $    8,600
   Additional Paid-in Capital                             24,900       24,900
   Retained earnings and members' equity (deficit)      (840,773)   3,334,643
   Less cost of treasury stock                           (23,500)     (23,500)
                                                     -----------   ----------
      Total stockholders' equity (deficit)           $  (830,773)  $3,344,643
                                                     -----------   ----------
      TOTAL LIABILITIES AND STOCKHOLDERS'
         AND MEMBERS' EQUITY (DEFICIT)               $11,053,930   $5,831,619
                                                     ===========   ==========

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

                          COMBINED STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                             2006          2005
                                         -----------   -----------
Sales - net of discounts                 $23,840,118   $17,372,659
                                         -----------   -----------
COSTS OF SALES:
   Inventory - beginning of the year     $ 2,436,352   $ 1,969,138
   Purchases                              15,393,301     8,144,202
      Other costs                            191,580       162,974
                                         -----------   -----------
                                         $18,021,233   $10,276,314
   Less inventory - end of the year        5,839,445     2,436,352
                                         -----------   -----------
         Total costs of sales            $12,181,788   $ 7,839,962
                                         -----------   -----------
GROSS PROFIT                             $11,658,330   $ 9,532,697
SELLING AND ADMINSTRATIVE EXPENSES         6,810,084     5,037,980
                                         -----------   -----------
INCOME FROM OPERATIONS                   $ 4,848,246   $ 4,494,717
                                         -----------   -----------
OTHER INCOME (EXPENSES):
   Interest expense                      $  (261,595)  $   (71,528)
   Interest income                               858         1,096
   Rental income                              65,633        15,667
   Terminated acquisition costs             (273,043)     (297,757)
   Loss on disposition of property
      and equipment                           (7,798)      (21,591)
                                         -----------   -----------
      Other income (expenses) - net      $  (475,945)  $  (374,113)
                                         -----------   -----------
NET INCOME                               $ 4,372,301   $ 4,120,604
                                         ===========   ===========

See notes to the financial statements.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

            COMBINED SCHEDULES OF SELLING AND ADMINSTRATIVE EXPENSES
                  FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                     2006         2005
                                                  ----------   ----------
SELLING AND ADMINISTRATIVE EXPENSES:
   Advertising                                    $  523,551   $  394,552
   Auto expenses                                      35,920       75,825
   Bank charges                                      187,497      105,151
   Consulting fees                                   222,115           --
   Contributions                                         850           --
   Depreciation and amortization                     108,927       81,678
   Dues and subscriptions                             47,825       17,347
   Insurance                                         232,894      146,558
   Meals and entertainment                            12,582       16,868
   Miscellaneous                                      11,684        2,626
   Office expense                                    342,545      157,566
   Office supplies                                    69,648      112,834
   Penalties                                           3,753       19,125
   Postage, and deliveries                           714,022      634,722
   Professional fees                                 316,275      129,087
   Profit sharing contribution                         3,407      111,500
   Provisions for Bad debts                           32,957       77,146
   Rents                                              63,087       78,270
   Repairs and maintenance                           120,374      145,614
   Research and development expense                   12,687       27,777
   Retirement plan administration expense              2,150        3,150
   Retirement plan matching contribution              46,032        6,556
   Salaries and wages                              2,639,372    2,296,252
   Security                                            4,422          795
   Taxes and licenses                                204,337      179,849
   Telephone                                         146,477       78,906
   Training                                           10,082        9,737
   Travel                                            654,268       91,468
   Utilities                                          40,344       37,021
                                                  ----------   ----------
      Total selling and administrative expenses   $6,810,084   $5,037,980
                                                  ==========   ==========

See notes to the financial statements.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

          COMBINED STATEMENTS OF RETAINED EARNINGS AND MEMBERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                  2006          2005
                                              -----------   -----------
ACCUMULATED ADJUSTMENTS ACCOUNT:
   Balance, beginning of year                 $ 3,193,199   $ 1,094,519
   Taxable Income                               4,430,443     4,291,862
   Nondeductible expenses                         (10,044)      (27,559)
   Shareholders' distributions                 (8,547,717)   (2,143,579)
   Shareholders' pass through items               (66,186)      (22,044)
                                              -----------   -----------
   Balance (distribution gain), end of year   $(1,000,305)  $ 3,193,199
                                              -----------   -----------
TEMPORARY TAX ADJUSTMENTS:
   Balance, beginning of year                 $   141,444   $   263,099
   Tax deferred income resulting
      from different accounting methods            18,088      (121,655)
                                              -----------   -----------
   Balance, end of year                       $   159,532   $   141,444
                                              -----------   -----------
TOTAL RETAINED EARNINGS AND MEMBERS' EQUITY   $  (840,773)  $ 3,334,643
                                              ===========   ===========

See notes to the financial statements.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

                        COMBINED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                                           2006           2005
                                                       ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Cash received from customers                        $ 23,198,724   $ 16,915,231
   Cash paid to suppliers and employees                 (20,612,110)   (14,257,020)
   Interest Income                                              858          1,096
   Interest paid                                           (261,595)       (71,528)
                                                       ------------   ------------
      Net cash provided by operating activities        $  2,325,877   $  2,587,779
                                                       ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                 $   (676,254)  $   (651,287)
   Proceeds from sale of property and equipment               1,380         54,058
   Acquisition of subsidiary                               (285,619)
                                                       ------------   ------------
      Net cash used by investing activities            $   (960,493)  $   (597,229)
                                                       ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from (repayments of) short-term debt   $  1,897,839   $   (285,718)
   Proceeds from long-term debt and leases                6,578,832        440,000
   Repayment of long-term debt and leases                (1,209,239)       (93,243)
   Paid-in Capital                                               --         25,000
   Shareholders' distributions                           (8,547,717)    (2,143,579)
   Loans from shareholders                                   75,000             --
                                                       ------------   ------------
      Net cash used by financing activities            $ (1,205,285)  $ (2,057,540)
                                                       ------------   ------------
NET INCREASE (DECREASE) IN CASH                        $    160,099   $    (66,990)
CASH - Beginning of the year                                142,317        209,307
                                                       ------------   ------------
CASH - End of the year                                 $    302,416   $    142,317
                                                       ------------   ------------
RECONCILIATION OF NET INCOME TO NET
   CASH PROVIDED BY OPERATING ACTIVITIES:
NET INCOME                                             $  4,372,301   $  4,120,604
                                                       ------------   ------------
ADJUSTMENTS TO RECONCILE NET INCOME TO NET
   CASH PROVIDED BY OPERATING ACTIVITIES:
   Depreciation and amortization                       $    108,927   $     81,678
   Allowance for bad debt                                     4,997         34,754
   Loss or disposition of property and equipment              7,798         21,591
   (Increase) decrease in accounts receivable              (834,786)      (499,543)
   (Increase) decrease in prepaid expenses                   14,038        (37,760)
   (Increase) decrease in inventory                      (3,403,093)      (467,215)
   (Increase) decrease in deposits                              400           (200)
   Increase (decrease) in accounts payable and
      accrued expenses                                    2,065,295       (676,130)
   Increase (decrease) in security deposits                 (10,000)        10,000
                                                       ------------   ------------
      Net adjustments                                  $ (2,046,424)  $ (1,532,825)
                                                       ------------   ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES              $  2,325,877   $  2,587,779
                                                       ============   ============

See notes to the financial statements.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                    INSTANT TECHNOLOGIES, INC. AND AFFILIATES

                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     (A)  Combination Policy:

               The accompanying combined balance sheets and combined statements of income, selling and administration expenses, retained earnings and cash flows include the accounts of Instant Technologies, Inc. and wholly owned subsidiary Instant OTC, Inc. (ITI), Instant Systems, Inc.
          (ISI) and Ramsey, LLC, hereafter jointly referred to as "the Companies", These companies are under common ownership and management. All material Inter-company accounts and transactions have been eliminated.

     (B)  Company's Activities:

               The Companies, with the exception of Instant OTC, Inc., are incorporated or formed under the laws of the Commonwealth of Virginia. Instant OTC, Inc. is incorporated under the laws of the State of California.

               ITI is primarily engaged in the development and brokerage sales of medical diagnostic tests for drugs of abuse and clinical applications from inventory warehoused at its Norfolk facilities and direct drop-shipments from manufactures. These tests are sold in the United States to national distributors, clinics, laboratories, hospitals, government agencies, Fortune 500 companies, small companies, nursing homes, employment agencies, amusement parks, manufacturing facilities, construction firms, farms, non-regulated transportation, schools, banks, casinos and service industries.

               ISI began operations in July 2005. The Company is primarily engaged in the design, development and manufacturing of Cryo - system storage technology for human organ, tissue and other biohazard specimens.

               Ramsey, LLC is primarily engaged in the leasing of real estate in Norfolk, Virginia, including the building and warehouse for ITI and ISI.

     (C)  Method of Accounting:

               The Companies recognize income and expenses under the accrual method of accounting. Under this method, income is recognized when earned and expenses when incurred.

     (D)  Property and Equipment:

               Property and equipment are recorded at cost. Expenditures for maintenance and repairs are expensed as incurred while renewals and betterments are capitalized. The gain or loss on items traded is applied to the asset account, and that on items otherwise disposed of is reflected in income.

               Depreciation has been provided for using the straight-line method over the estimated useful lives of the assets for financial statement reporting. The estimated useful lives of the assets are as follows:

Buildings and leasehold improvements   10 - 40 years
Vehicles                                     5 years
Office furniture and equipment           5 - 7 years

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

     (E)  Income Taxes:

               For Income tax reporting, ITI and ISI use the accrual method.

               Ramsey, LLC recognizes income and expenses using the cash method of accounting for income tax reporting. Under this method income is recognized when cash is received and expenses when paid.

               Depreciation has been provided for using the modified accelerated cost recovery system (MACRS) for tax reporting.

               ITI and ISI have elected by unanimous consent of their shareholders to be taxed under the provisions of Subchapter "S" of the Internal Revenue Code. Under those provisions, income and expenses are not taxed to the Companies; instead, the shareholders include their respective shares of the Companies net operating income or loss in their individual income tax returns.

               Under the provisions of the Internal Revenue Code and applicable state laws, Ramsey, LLC is treated as a partnership and is not directly Subject to income taxes: the results of its operations are included in the income tax returns of its members.

               As a result of the above, no provision for income tax expense has been included in the accompanying financial statements.

     (F)  Estimates:

               Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported sales and expenses. It is at least reasonably possible that the significant estimates used will change within the next year.

     (G)  Inventory:

               ITI's inventories consist of diagnostic tests and supplies held for resale and are stated at the lower of cost or market value using the First-in First-out (FIFO) method. At December 31, 2006 and 2005, the Company held inventories of diagnostic supplies amounting to $5,783,279 and $2,418,849, respectively.

               ISI's inventory consists primarily of raw materials used for the manufacture of Cryo systems. The Company held inventory of raw materials amounting to $56,166 and $17,503 at December 31, 2006 and 2005, respectively.

     (H)  Revenue Recognition:

               Revenues from product sales are recognized FOB shipping point net of an allowance for estimated returns. When shipment occurs, the sales price is fixed and determinable, and collection of the resulting receivable is reasonably assured.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

     (I)  Research and Development:

               Research and development expenditures are charged to expense as incurred.

     (J)  Concentrations of Credit Risk:

               Financial Instruments, which potentially expose the Companies to concentrations of credit risk, as defined by FASB Statement No. 105, consist primarily of temporary cash investments and trade accounts receivable.

               The Companies place their temporary cash investments with high credit quality financial institutions, although at times some amounts may be in excess of the FDIC insurance limits. As of December 31, 2006 and 2005, the Companies had demand deposits in financial institutions, which exceeded depositor's insurance provided by the applicable guaranty agency, by $124,536 and $88,700, respectively.

               The Companies review a customer's credit history before extending credit, and evaluate the credit risks of specific customers. The Companies had no customers that accounted for more than 10% of combined revenues in 2006 or 2005. The Companies had an open account from one customer that represented 11% of the total accounts receivable at December 31, 2006.

     (K)  Advertising:

               Advertising costs are expensed in the year the promotion takes place. The Companies incurred advertising costs of $523,551 and $394,552 during the years ended December 31, 2006 and 2005, respectively.

     (L)  Statement of Cash Flows:

               For purposes of the statement of cash flows, the Companies consider all highly liquid debt Instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 2006 and 2005, the Companies did not consider any of their assets to be cash equivalents.

     (M)  Accounts receivable:

               The Companies perform ongoing credit evaluations of customers and adjust credit limits based upon payment history and the customers' current credit worthiness, as determined by management's review of current credit information.

               Accounts receivable have been reduced by an allowance for amounts that may become uncollectible in the future. This estimated allowance is based primarily on management's evaluation of specific balances as the balances become past due, the financial condition of customers and historical experience of write-offs.

     (N)  Prior period balances:

               Certain prior period balances have been reclassified to conform to current year presentation.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

     (O)  Prepaid expenses:

               Prepaid expenses consist of amounts paid in advance for insurance and dues to various organizations. These amounts are expensed ratably throughout the year. Prepaid expense for the years ended December 31, 2006 and 2005 amounted to $23,722 and $36,760.

NOTE 2 - LINE OF CREDIT:

               ITI has available a $3,000,000 working capital line of credit, which is secured by certain combined Company assets and guaranteed by the shareholders. Interest is stated at libor plus 1.65%. As of December 31, 2006 and 2005, the draws against this line were $2,106,000 and $208,161, respectively. This line expires June 13, 2007.

NOTE 3 - RETIREMENT BENEFITS:

               ITI maintains a 401(k) profit sharing plan which covers substantially all full time employees. Employees may elect to contribute a portion of their compensation to the plan, up to the maximum amount permitted under Section 401(k) of the Internal Revenue Code. The Company matches participants' contributions according to the safe harbor provisions of pension regulations. The Company's matching contribution was $46,032 and $6,556 for December 31, 2006 and 2005, respectively.

               ITI's policy is to fund the profit sharing plan from current operations. The Company's profit sharing contributions amounted to $3,407 and $111,500 for the years ended December 31, 2006 and 2005.

NOTE 4 - VARIABLE INTEREST ENTITY:

               In December 2003, the FASB issued revised FASB interpretation 46 (FIN 46) "Consolidation of Variable Interest Entities." FIN 46 requires certain variable interest entities to be combined by the primary beneficiary of the entity if the equity investors in the entity do no have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements of FIN 46 apply to variable interest entities for fiscal years beginning after December 15, 2005, unless the variable interest entity was created after December 31, 2003, in which case FIN 46 is immediately effective for that entity. ITI has adopted FIN 46 for all periods presented in these financial statements and has determined that ISI and Ramsey, LLC are variable interest entities. ITI has also determined it is not the primary beneficiary of ISI or Ramsey, LLC. The Company does not have any other material variable interest entities.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

NOTE 5 - OPERATING LEASE:

          In September 2006, ITI began leasing its office facility and warehouse under a five year renewable lease agreement with Ramsey, LLC, a company with common ownership. Total rent expense under this operating lease amounted to $99,767 and $76,400 for the years ended December 31, 2006 and 2005. However, this amount was eliminated through the combination with Ramsey, LLC for the year-ending December 31, 2006.

NOTE 6 - LONG-TERM DEBT:

                                                         2006        20O5
                                                      ----------   --------
7.5% installment note payable in 360 monthly
   installments of $4,684 (including interest and
   principal) secured by real property located in
   Norfolk, VA.                                               --    561,140

7.0% installment note payable in 360 monthly
   Installments of $3,304 (including Interest and
   principal) secured by real property located in
   Norfolk, VA                                                --    437,576

(Related Party) Shareholder loan with Interest
   stated at the mid-term Applicable Federal Rate
   issued by the IRS.                                     75,000         --

Libor plus 1.5% installment note payable with
   monthly installments of $8,771 plus interest
   with a final payment due on June 1, 2010,
   secured by real property located in Norfolk, VA,
   and guaranteed by the shareholders.                 1,534,976         --

Libor plus 1.65% installment note payable with
   monthly Installments of $83,333 plus
   Interest through May 1, 2010, and one final
   payment of $1,500,000 due on June 1, 2010,
   secured by real property located in Norfolk, VA
   and guaranteed by the shareholders,                 4,833,333         --
                                                      ----------   --------
   Total long-term debt                               $6,443,309   $998,716

   Less - current portion                              1,119,787     10,367
                                                      ----------   --------
   Net long-term debt                                 $5,323,522   $988,349
                                                      ==========   ========

The current maturities of the long-term debt are as follows:

For the Year Ended
   December 31,
------------------
2007                 $1,119,787
2008                  1,165,709
2009                  1,105,248
2010                  3,052,565
                     ----------
Total                $6,443,309
                     ==========

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

NOTE 7 - TERMINATED ACQUISTION COSTS:

          During 2006 and 2005, ITI was Involved in various merger and acquisition activities. The Company terminated these agreements prior to closing, but incurred professional, broker and consultant fees of $273,043 and $297,757 for the years ended 2006 and 2005, respectively.

NOTE 8 - ACCOUNTS PAYABLE:

          Accounts payable include amounts due to vendors, totaling $2,981,124 and $797,976 at December 31, 2006 and 2005, respectively, for the purchase of inventory and supplies.

          Accounts payable of ITI at December 31, 2006 includes $2,044,075 due to one vendor, which amounts to 80% of total accounts payable. Two manufacturers accounted for approximately 93% of all ITI purchases during the year ended December 31, 2006.

NOTE 9 - RECENT ACCOUNTING PRONOUNCEMENTS:

          In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4." SFAS No. 151 requires that abnormal amounts of idle capacity and spoilage costs should be excluded from the cost of inventory and expensed when incurred. SFAS No. 151 is effective for years beginning after June 15, 2006, with early adoption permitted. The Companies do not expect the adoption of this statement to have a material impact on its results of operations or financial position.

NOTE 10 - PURCHASE COMMITMENTS:

          As of December 31, 2006, ITI had outstanding noncancelable purchase commitments in the amount of $1,514,613 related to inventory to be manufactured and delivered in 2006. Title to this inventory had not passed from the manufacturer to ITI as of December 31, 2006.

          ITI has entered into long-term purchase commitments with its major manufacturer supplier to receive price-concessions into the future.

NOTE 11 - LITIGATION:

          From time-to-time, the companies are involved in certain legal actions arising in the ordinary course of business. In management's opinion, based upon the advice of counsel, the outcome of such actions is not expected to have a material adverse effect on the future financial position or results of operations.

NOTE 12 - INVENTORY ADJUSTMENT:

          In 2004 an injunction from selling certain clinical testing inventory resulted from a patent lawsuit against a supplier. During the year ended December 31, 2004, ITI wrote-down all clinical inventory on hand, which amounted to $706,260. During 2005, the injunction was lifted and the inventory was subsequently sold.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

NOTE 13 - GOODWILL AND OTHER ACQUISITION INTANGIBLE ASSETS:

          The Companies account for acquisitions using the purchase method of accounting. As a result, goodwill and other acquisition Intangibles are recorded at the time of purchase based on internal evaluations that are subject to change based on the financial resolutions of acquired asset valuations.

          Other acquisition intangibles, excluding trade names, are being amortized on a straight-line basis over eight years for customer relationships, five years for non-compete agreements and fifteen years for over-the-counter clearance filings with the FDA.

     The Financial Accounting Standards Board Statement No. 142, "Goodwill and Other Intangible Assets" requires an annual evaluation of impairment losses for goodwill. Cash flow projections prepared as of December 31, 2006 support a fair value that does not result in an Impairment loss of goodwill.

NOTE 14 - ACQUISITIONS:

          On February 2, 2006, ITI acquired the stock of Instant Technologies OTC, Inc. The acquisition was accounted for as a purchase and the results of operations from this acquisition are included in consolidated results from the date acquired. The following table summarizes the fair values of assets acquired and liabilities assumed:

Current assets                        $ 41,229
Property and equipment, net              5,758
Goodwill                                68,648
Other acquisition intangible assets    216,971
                                      --------
   Total assets acquired              $332,606
                                      ========

NOTE 15 - SEGMENT DISCLOSURES:

          During 2006, ITI reorganized its product lines into two reportable segments, because of the acquisition of Instant Technologies OTC, Inc. The two segments are Brokerage Wholesale and Over-the-Counter. The accounting policies of the segments are the same as those described in Note 1. For ISI information, refer to the supplemental combined schedules.

                                 Brokerage     Over the
                                 Wholesale     Counter
                                -----------   ---------
Sales - net of discounts        $23,283,336   $ 311,167
                                ===========   =========
Income (loss) from operations   $ 5,000,323   $(123,588)
                                ===========   =========
Total assets                    $ 9,366,713   $ 107,723
                                ===========   =========


                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

NOTE 16 - SUBSEQUENT EVENT:

          On March 12, 2007, 75% of ITI'S outstanding stock was purchased from the shareholders by Inverness Medical Innovations, Inc., the Company's main supplier of diagnostic tests. Inverness Medical Innovations, Inc. accounts for 80% of the Company's total accounts payable and 93% of the Company's purchases for the year ending December 31, 2006.

          Immediately following this transaction, all Company debt was retired releasing the Company's shareholders and related party Companies from guarantees (See Note 6). This eliminates all variable interest entities at March 12, 2007.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT
                          ON SUPPLEMENTARY INFORMATION

To The Stockholders and Board of Directors
Instant Technologies, Inc. and Affiliates
Norfolk, Virginia

     Our report on our audits of the basic combined financial statements of Instant Technologies, Inc. and Affiliates for December 31, 2006 and 2005 appears on page 1. Those audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Information included in the accompanying Combined Balance Sheets of Instant Technologies, Inc. and Affiliates as of December 31, 2006 and 2005, and the related combined statements of Income and retained earnings and selling and administrative expenses for the years then ended is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such Information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ COLBY & COMPANY, PLC

March 1, 2007

  2121 Old Greenbrier Road, Chesapeake, VA 23320, (757) 523-2700, FAX 523-0536

                   INSTANT TECHNOLOGIES, INC. AND SUBSIDIARY,
                              INSTANT SYSTEM, INC.
                                       AND
                                  RAMSEY, LLC.

                             COMBINED BALANCE SHEETS
                                DECEMBER 31, 2006

                                     ASSETS

                                           INSTANT
                                        TECHNOLOGIES    INSTANT
                                           AND OTC      SYSTEM,     RAMSEY,
                                        CONSOLIDATED     INC.        LLC.      ELIMINATIONS     COMBINED
                                        ------------   --------   ----------   ------------   -----------
CURRENT ASSETS:
   CASH                                  $  265,968    $ 30,597   $    5,851    $      --     $   302,416
   ACCOUNTS RECEIVABLE:
      TRADE, NET OF ALLOWANCE
         FOR DOUBTFUL ACCOUNTS            2,437,513      24,119       14,800      (14,800)      2,461,632
      EMPLOYEE                              101,696          --           --           --         101,696
      AFFILIATE                             417,346          --           --     (417,346)             --
      BUSINESS TAXES                         23,066          --           --           --          23,066
   PREPAID EXPENSES                          23,722          --           --           --          23,722
   INVENTORY                              5,783,279      56,166           --           --       5,839,445
                                         ----------    --------   ----------    ---------     -----------
      TOTAL CURRENT ASSETS               $9,052,590    $110,882   $   20,651    $(432,146)    $ 8,751,977
                                         ----------    --------   ----------    ---------     -----------
PROPERTY AND EQUIPMENT:
   BUILDINGS                             $       --    $     --   $1,268,816    $      --     $ 1,268,816
   VEHICLES                                  56,476          --           --           --          56,476
   LAND                                          --          --      457,378           --         457,378
   LEASEHOLD IMPROVEMENTS                     5,225          --      196,545           --         201,770
   OFFICE FURNITURE AND EQUIPMENT           221,912      22,653           --           --         244,565
                                         ----------    --------   ----------    ---------     -----------
      TOTAL                              $  283,613    $ 22,653   $1,922,739    $      --     $ 2,229,005
   LESS - ACCUMULATED DEPRECIATION          132,076       6,795       59,037           --         197,908
                                         ----------    --------   ----------    ---------     -----------
      PROPERTY AND EQUIPMENT - NET       $  151,537    $ 15,858   $1,863,702    $      --     $ 2,031,097
                                         ----------    --------   ----------    ---------     -----------
OTHER ASSETS:
   DEPOSITS                              $    2,100    $     --   $       --    $      --     $     2,100
   GOODWILL                                  68,648          --           --           --          68,648
   ACQUISITION INTANGIBLE ASSETS, NET
      OF ACCUMULATED AMORTIZATION           199,561          --           --           --         199,561
   ORGANIZATIONAL COSTS, NET OF
      AMORTIZATION                               --         547           --           --             547
                                         ----------    --------   ----------    ---------     -----------
                                         $  270,309    $    547   $       --    $      --     $   270,856
                                         ----------    --------   ----------    ---------     -----------
TOTAL ASSETS                             $9,474,436    $127,287   $1,884,353    $(432,146)    $11,053,930
                                         ==========    ========   ==========    =========     ===========

SEE AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                             INSTANT
                                          TECHNOLOGIES    INSTANT
                                             AND OTC      SYSTEM,      RAMSEY,
                                          CONSOLIDATED      INC.         LLC      ELIMINATIONS     COMBINED
                                          ------------   ---------   ----------   ------------   -----------
CURRENT LIABILITIES:
   NOTES PAYABLE:
      DEMAND                              $ 2,106,000    $      --   $       --    $      --     $ 2,106,000
      CURRENT PORTION OF LONG-TERM DEBT       999,996           --      119,791           --       1,119,787
   ACCOUNTS PAYABLE:                                                                                      --
      AFFILIATE                                    --       93,189      324,157     (417,346)             --
      TRADE                                 2,946,605       40,083        9,236      (14,800)      2,981,124
   ACCRUED EXPENSES                           344,270           --       10,000           --         354,270
                                          -----------    ---------   ----------    ---------     -----------
         TOTAL CURRENT LIABILITIES        $ 6,396,871    $ 133,272   $  463,184    $(432,146)    $ 6,561,181
                                          -----------    ---------   ----------    ---------     -----------
LONG-TERM DEBT:
   NOTES PAYABLE:
      TERM LOANS                          $ 4,833,333    $      --   $1,534,976    $      --     $ 6,368,309
      SHAREHOLDER LOANS                            --       75,000           --           --          75,000
                                          -----------    ---------   ----------    ---------     -----------
      TOTAL NOTES PAYABLE                 $ 4,833,333    $  75,000   $1,534,976    $      --     $ 6,443,309
      LESS CURRENT PORTION ABOVE              999,996           --      119,791           --       1,119,787
                                          -----------    ---------   ----------    ---------     -----------
         LONG-TERM DEBT - NET             $ 3,833,337    $  75,000   $1,415,185    $      --     $ 5,323,522
                                          -----------    ---------   ----------    ---------     -----------
         TOTAL LIABILITIES                $10,230,208    $ 208,272   $1,878,369    $(432,146)    $11,884,703
                                          -----------    ---------   ----------    ---------     -----------
STOCKHOLDERS' EQUITY:
   COMMON STOCK                           $     8,500    $     100   $       --    $      --     $     8,600
   ADDITIONAL PAID-IN CAPITAL                      --       24,900           --           --          24,900
   RETAINED EARNINGS (DEFICIT)               (740,772)    (105,985)       5,984           --        (840,773)
   LESS COST OF TREASURY STOCK                (23,500)          --           --           --         (23,500)
                                          -----------    ---------   ----------    ---------     -----------
         TOTAL STOCKHOLDERS' EQUITY       $  (755,772)   $ (80,985)  $    5,984    $      --     $  (830,773)
                                          -----------    ---------   ----------    ---------     -----------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                   $ 9,474,436    $ 127,287   $1,884,353    $(432,146)    $11,053,930
                                          ===========    =========   ==========    =========     ===========

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                   INSTANT TECHNOLOGIES, INC. AND SUBSIDIARY,
                              INSTANT SYSTEM, INC.
                                       AND
                                  RAMSEY, LLC.

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                           INSTANT
                                         TECHNOLOGIES
                                           AND OTC       INSTANT     RAMSEY,
                                         CONSOLIDATED     SYSTEM       LLC     ELIMINATIONS     COMBINED
                                         ------------   ---------   --------   ------------   -----------
SALES - NET OF DISCOUNTS                 $ 23,594,503   $ 245,615   $     --     $     --     $23,840,118
                                         ------------   ---------   --------     --------     -----------
COSTS OF SALES:
   INVENTORY - BEGINNING OF THE YEAR     $  2,418,849   $  17,503   $     --     $     --     $ 2,436,352
   PURCHASES                               15,264,609     128,692         --           --      15,393,301
   OTHER COSTS                                191,580          --         --           --         191,580
                                         ------------   ---------   --------     --------     -----------
                                         $ 17,875,038   $ 146,195   $     --     $     --     $18,021,233
   LESS INVENTORY - END OF THE YEAR         5,783,279      56,166         --           --       5,839,445
                                         ------------   ---------   --------     --------     -----------
      TOTAL COST OF SALES                $ 12,091,759   $  90,029   $     --     $     --     $12,181,788
                                         ------------   ---------   --------     --------     -----------
GROSS PROFIT                             $ 11,502,744   $ 155,586   $     --     $     --     $11,658,330
SELLING AND ADMINISTRATIVE EXPENSES         6,626,009     208,429     75,413      (99,767)      6,810,084
                                         ------------   ---------   --------     --------     -----------
INCOME (LOSS) FROM OPERATIONS            $  4,876,735   $ (52,843)  $(75,413)    $ 99,767     $ 4,848,246
                                         ------------   ---------   --------     --------     -----------
OTHER INCOME (EXPENSES):
   INTEREST EXPENSE                      $   (169,558)  $      --   $(92,037)    $     --     $  (261,595)
   INTEREST INCOME                                858          --         --           --             858
   LOSS ON DISPOSITION OF PROPERTY
      AND EQUIPMENT                            (7,798)         --         --           --          (7,798)
   RENT INCOME                                     --          --    165,400      (99,767)         65,633
   TERMINATED ACQUISITION AND
      BUSINESS DEVELOPMENT COSTS             (273,043)         --         --           --        (273,043)
                                         ------------   ---------   --------     --------     -----------
      TOTAL OTHER INCOME (EXPENSES)      $   (449,541)  $      --   $ 73,363     $(99,767)    $  (475,945)
                                         ------------   ---------   --------     --------     -----------
NET INCOME (LOSS)                        $  4,427,194   $ (52,843)  $ (2,050)    $     --     $ 4,372,301
RETAINED EARNINGS AND EQUITY (DEFICIT)
   BEGINNING OF YEAR                        3,379,751     (53,142)     8,034           --       3,334,643
DISTRIBUTIONS                              (8,547,717)         --         --           --      (8,547,717)
                                         ------------   ---------   --------     --------     -----------
RETAINED EARNINGS (EQUITY)
   END OF THE YEAR                       $   (740,772)  $(105,985)  $  5,984     $     --     $  (840,773)
                                         ============   =========   ========     ========     ===========

See auditor's report on supplementary information.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                   INSTANT TECHNOLOGIES, INC. AND SUBSIDIARY,
                              INSTANT SYSTEMS, INC.
                                       AND
                                   RAMSEY, LLC

            COMBINED SCHEDULES OF SELLING AND ADMINISTRATIVE EXPENSES
                                DECEMBER 31, 2006

                                           INSTANT
                                         TECHNOLOGIES    INSTANT
                                           AND OTC       SYSTEM,    RAMSEY
                                         CONSOLIDATED     INC.       LLC     ELIMINATIONS    COMBINED
                                         ------------   --------   -------   ------------   ----------
ADVERTISING                               $  519,014    $  4,537   $    --     $     --     $  523,551
AUTO EXPENSE                                  33,790       2,130        --           --         35,920
BANK CHARGES                                 186,447         872       178           --        187,497
CONSULTING FEES                              222,115          --        --           --        222,115
CONTRIBUTIONS                                    850          --        --           --            850
DEPRECIATION AND AMORTIZATION                 69,019       4,673    35,235           --        108,927
DUES AND SUBSCRIPTIONS                        47,825          --        --           --         47,825
INSURANCE                                    227,184       3,176     2,534           --        232,894
MEALS AND ENTERTAINMENT                       11,454       1,128        --           --         12,582
MISCELLANEOUS                                     --          --    11,684                      11,684
OFFICE EXPENSE                               331,636      10,909        --           --        342,545
OFFICE SUPPLIES                               69,648          --        --           --         69,648
PENALTIES                                      3,753          --        --           --          3,753
POSTAGE AND DELIVERIES                       713,738         284        --           --        714,022
PROFESSIONAL FEES                            140,699     157,977    17,599           --        316,275
PROFIT SHARING CONTRIBUTION                    3,407          --        --           --          3,407
PROVISION FOR BAD DEBTS                       32,957          --        --           --         32,957
RENT                                         153,554       9,300        --      (99,767)        63,087
REPAIRS AND MAINTENANCE                      115,530       1,384     3,460           --        120,374
RESEARCH AND DEVELOPMENT EXPENSE               9,797       2,890        --           --         12,687
RETIREMENT PLAN ADMINISTRATION                 2,150          --        --           --          2,150
RETIREMENT PLAN MATCHING CONTRIBUTIONS        46,032          --        --           --         46,032
SALARIES AND WAGES                         2,639,372          --        --           --      2,639,372
SECURITY                                       4,422          --        --           --          4,422
TAXES AND LICENSES                           199,600         100     4,637           --        204,337
TELEPHONE                                    143,021       3,456        --           --        146,477
TRAINING                                      10,082          --        --           --         10,082
TRAVEL                                       648,655       5,613        --           --        654,268
UTILITIES                                     40,258          --        86           --         40,344
                                          ----------    --------   -------     --------     ----------
SELLING & ADMINISTRATIVE EXPENSES         $6,626,009    $208,429   $75,413     $(99,767)    $6,810,084
                                          ==========    ========   =======     ========     ==========

See auditor's report on supplementary information.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                           INSTANT TECHNOLOGIES, INC.,
                              INSTANT SYSTEM, INC.
                                       AND
                                  RAMSEY, LLC.

                             COMBINED BALANCE SHEETS
                                DECEMBER 31, 2005

                                     ASSETS

                                                  INSTANT      INSTANT
                                               TECHNOLOGIES,   SYSTEM,     RAMSEY,
                                                    INC.         INC.       LLC.      ELIMINATIONS    COMBINED
                                               -------------   -------   ----------   ------------   ----------
CURRENT ASSETS:
   CASH                                          $   98,905    $15,832   $   27,580    $      --     $  142,317
   ACCOUNTS RECEIVABLE:
      TRADE, NET OF ALLOWANCE
         FOR DOUBTFUL ACCOUNTS                    1,750,550      2,039        4,330       (2,314)     1,754,605
      EMPLOYEE                                        2,000         --           --           --          2,000
      SHAREHOLDER                                    75,000         --           --      (75,000)            --
      AFFILIATE                                     305,839         --           --     (305,839)            --
   PREPAID EXPENSES                                  36,712         --        1,048           --         37,760
    INVENTORY                                     2,418,849     17,503           --           --      2,436,352
                                                 ----------    -------   ----------    ---------     ----------
      TOTAL CURRENT ASSETS                       $4,687,855    $35,374   $   32,958    $(383,153)    $4,373,034
                                                 ----------    -------   ----------    ---------     ----------
PROPERTY AND EQUIPMENT:
   BUILDINGS                                     $       --    $    --   $  849,255    $      --     $  849,255
   VEHICLES                                          29,110         --           --           --         29,110
   LAND                                                  --         --      314,703           --        314,703
   LEASEHOLD IMPROVEMENTS                             5,225         --      154,225           --        159,450
   OFFICE FURNITURE AND EQUIPMENT                   204,225     22,653           --           --        226,878
                                                 ----------    -------   ----------    ---------     ----------
      TOTAL                                      $  238,560    $22,653   $1,318,183    $      --     $1,579,396
   LESS - ACCUMULATED DEPRECIATION                   97,933      2,266       23,802           --        124,001
                                                 ----------    -------   ----------    ---------     ----------
      PROPERTY AND EQUIPMENT - NET               $  140,627    $20,387   $1,294,381    $      --     $1,455,395
                                                 ----------    -------   ----------    ---------     ----------
OTHER ASSETS:
   DEPOSITS                                      $    2,500    $    --   $       --    $      --     $    2,500
   ORGANIZATIONAL COSTS, NET OF AMORTIZATION             --        690           --           --            690
                                                 ----------    -------   ----------    ---------     ----------
                                                 $    2,500    $   690   $       --    $      --     $    3,190
                                                 ----------    -------   ----------    ---------     ----------
TOTAL ASSETS                                     $4,830,982    $56,451   $1,327,339    $(383,153)    $5,831,619
                                                 ==========    =======   ==========    =========     ==========

SEE AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION.

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                             INSTANT       INSTANT
                                          TECHNOLOGIES,    SYSTEM,     RAMSEY,
                                               INC.         INC.         LLC      ELIMINATIONS    COMBINED
                                          -------------   --------   ----------   ------------   ----------
CURRENT LIABILITIES:
   NOTE PAYABLE:
      DEMAND                               $  208,161     $     --   $       --    $      --     $  208,161
      CURRENT PORTION OF LONG-TERM DEBT            --           --       10,367           --         10,367
   ACCOUNTS PAYABLE:                                                                                     --
      AFFILIATE                                    --           --      305,839     (305,839)            --
      BANK OVERDRAFT                          108,000           --           --           --        108,000
      TRADE                                   786,993        8,613        4,684       (2,314)       797,976
   ACCRUED EXPENSES                           251,577          980           66           --        252,623
   ACCRUED PROFIT SHARING                     111,500           --           --           --        111,500
                                           ----------     --------   ----------    ---------     ----------
         TOTAL CURRENT LIABILITIES         $1,466,231     $  9,593   $  320,956    $(308,153)    $1,488,627
                                           ----------     --------   ----------    ---------     ----------
OTHER LIABILITIES - DEPOSITS               $       --     $     --   $   10,000    $      --     $   10,000
                                           ----------     --------   ----------    ---------     ----------
LONG-TERM DEBT:
   NOTES PAYABLE:
      TERM LOANS                           $       --     $     --   $  998,716    $      --     $  998,716
      SHAREHOLDER LOANS                            --       75,000           --      (75,000)            --
                                           ----------     --------   ----------    ---------     ----------
      TOTAL NOTES PAYABLE                  $       --     $ 75,000   $  998,716    $ (75,000)    $  998,716
      LESS CURRENT PORTION ABOVE                   --           --       10,357           --         10,367
                                           ----------     --------   ----------    ---------     ----------
         LONG-TERM DEBT - NET              $       --     $ 75,000   $  988,349    $ (75,000)    $  988,349
                                           ----------     --------   ----------    ---------     ----------
         TOTAL LIABILITIES                 $1,466,231     $ 84,593   $1,319,305    $(383,153)    $2,486,976
                                           ----------     --------   ----------    ---------     ----------
STOCKHOLDERS' EQUITY:
   COMMON STOCK                            $    8,500     $    100   $       --    $      --     $    8,600
   ADDITIONAL PAID-IN CAPITAL                      --       24,900           --                      24,900
   RETAINED EARNINGS (DEFICIT)              3,379,751      (53,142)       8,034           --      3,334,643
   LESS COST OF TREASURY STOCK                (23,500)          --           --           --        (23,500)
                                           ----------     --------   ----------    ---------     ----------
         TOTAL STOCKHOLDERS' EQUITY        $3,364,751     $(28,142)  $    8,034    $      --     $3,344,643
                                           ----------     --------   ----------    ---------     ----------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                    $4,830,982     $ 56,451   $1,327,339    $(383,153)    $5,831,619
                                           ==========     ========   ==========    =========     ==========

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                           INSTANT TECHNOLOGIES, INC.,
                              INSTANT SYSTEM, INC.
                                       AND
                                  RAMSEY, LLC.

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                            INSTANT
                                         TECHNOLOGIES,    INSTANT    RAMSEY,
                                              INC.        SYSTEM       LLC     ELIMINATIONS     COMBINED
                                         -------------   --------   --------   ------------   -----------
SALES - NET OF DISCOUNTS                  $17,335,225    $ 37,434   $     --    $      --     $17,372,659
                                          -----------    --------   --------    ---------     -----------
COSTS OF SALES:
   INVENTORY - BEGINNING OF THE YEAR      $ 1,969,138    $     --   $     --    $      --     $ 1,969,138
   PURCHASES                                8,087,493      56,709         --           --       8,144,202
   OTHER COSTS                                162,974          --         --           --         162,974
                                          -----------    --------   --------    ---------     -----------
                                          $10,219,605    $ 56,709   $     --    $      --     $10,276,314
   LESS INVENTORY - END OF THE YEAR         2,418,849      17,503         --           --       2,436,352
                                          -----------    --------   --------    ---------     -----------
      TOTAL COST OF SALES                 $ 7,800,756    $ 39,206   $     --    $      --     $ 7,839,962
                                          -----------    --------   --------    ---------     -----------
GROSS PROFIT                              $ 9,534,469    $ (1,772)  $     --    $      --     $ 9,532,697
SELLING AND ADMINISTRATIVE EXPENSES         5,067,908      51,070     34,364     (115,362)      5,037,980
                                          -----------    --------   --------    ---------     -----------
INCOME (LOSS) FROM OPERATIONS             $ 4,466,561    $(52,842)  $(34,364)   $ 115,362     $ 4,494,717
                                          -----------    --------   --------    ---------     -----------
OTHER INCOME (EXPENSES):
   INTEREST EXPENSE                       $   (23,796)   $     --   $(47,732)   $      --     $   (71,528)
   INTEREST INCOME                              1,096          --         --           --           1,096
   LOSS ON DISPOSITION OF PROPERTY
      AND EQUIPMENT                           (21,591)         --         --           --         (21,591)
   MANAGEMENT FEE                              38,962          --         --      (38,962)             --
   RENT INCOME                                     --        (300)    92,367      (76,400)         15,667
   TERMINATED ACQUISITION AND
      BUSINESS DEVELOPMENT COSTS             (297,757)         --         --           --        (297,757)
                                          -----------    --------   --------    ---------     -----------
      TOTAL OTHER INCOME (EXPENSES)       $  (303,086)   $   (300)  $ 44,635    $(115,362)    $  (374,113)
                                          -----------    --------   --------    ---------     -----------
NET INCOME (LOSS)                         $ 4,163,475    $(53,142)  $ 10,271    $      --     $ 4,120,604
RETAINED EARNINGS AND EQUITY (DEFICIT)
   BEGINNING OF YEAR                        1,359,855          --     (2,237)          --       1,357,618
DISTRIBUTIONS                              (2,143,579)         --         --           --      (2,143,579)
                                          -----------    --------   --------    ---------     -----------
RETAINED EARNINGS (EQUITY)
   END OF THE YEAR                        $ 3,379,751    $(53,142)  $  8,034    $      --     $ 3,334,643
                                          ===========    ========   ========    =========     ===========

SEE AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants

                           INSTANT TECHNOLOGIES, INC.,
                              INSTANT SYSTEMS, INC.
                                       AND
                                   RAMSEY, LLC

            COMBINED SCHEDULE OF SELLING AND ADMINISTRATIVE EXPENSES
                                DECEMBER 31, 2005

                                            INSTANT      INSTANT
                                         TECHNOLOGIES,   SYSTEM,    RAMSEY
                                              INC.         INC.      LLC     ELIMINATIONS    COMBINED
                                         -------------   -------   -------   ------------   ----------
ADVERTISING                                $  391,460    $ 3,092   $    --    $      --     $  394,552
AUTO EXPENSE                                   75,583        242        --           --         75,825
BANK CHARGES                                  105,039        108         4           --        105,151
DEPRECIATION AND AMORTIZATION                  57,254      2,289    22,135           --         81,678
DUES AND SUBSCRIPTIONS                         17,347         --        --           --         17,347
INSURANCE                                     146,023         --       535           --        146,558
MANAGEMENT FEE                                     --     38,962        --      (38,962)            --
MEALS AND ENTERTAINMENT                        16,732        136        --           --         16,868
MISCELLANEOUS                                      --         --     2,626           --          2,626
OFFICE EXPENSE                                157,566         --        --           --        157,566
OFFICE SUPPLIES                               109,704      3,046        84           --        112,834
PENALTIES                                      19,125         --        --           --         19,125
POSTAGE AND DELIVERIES                        634,469        253        --           --        634,722
PROFESSIONAL FEES                             126,499        975     1,613           --        129,087
PROFIT SHARING CONTRIBUTION                   111,500         --        --           --        111,500
PROVISION FOR BAD DEBTS                        77,146         --        --           --         77,146
RENT                                          154,670         --        --      (76,400)        78,270
REPAIRS AND MAINTENANCE                       141,820      1,189     2,605           --        145,614
RESEARCH AND DEVELOPMENT EXPENSE               27,777         --        --           --         27,777
RETIREMENT PLAN ADMINISTRATION                  3,150         --        --           --          3,150
RETIREMENT PLAN MATCHING CONTRIBUTIONS          6,556         --        --           --          6,556
SALARIES AND WAGES                          2,296,252         --        --           --      2,296,252
SECURITY                                          795         --        --           --            795
TAXES AND LICENSES                            175,154         --     4,695           --        179,849
TELEPHONE                                      78,626        280        --           --         78,906
TRAINING                                        9,737         --        --           --          9,737
TRAVEL                                         90,970        498        --           --         91,468
UTILITIES                                      36,954         --        67           --         37,021
                                           ----------    -------   -------    ---------     ----------
   SELLING & ADMINISTRATIVE EXPENSES       $5,067,908    $51,070   $34,364    $(115,362)    $5,037,980
                                           ==========    =======   =======    =========     ==========

SEE AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION

                                                      (COLBY & COMPANY PLC LOGO)
                                                    Certified Public Accountants